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                                                                     EXHIBIT 24
                              HILLS STORES COMPANY
                                   FORM 10-K
                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that each of the directors and officers of Hills Stores Company whose signature appears below constitutes and appoints Michael Bozic, John G. Reen and William K. Friend, and each of them, his/her true and lawful attorneys-in- fact and agents with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the preparation, delivery and filing of an Annual Report on Form 10-K of Hills Stores Company for the fiscal year ended January 28, 1995 with the Securities and Exchange Commission and any appropriate state or governmental agencies, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

    SIGNATURE                                        TITLE                                    DATE
    ---------                                        -----                                    ----
/s/ Thomas H. Lee                          Chairman of the Board                         March 30, 1995
- -----------------------
Thomas H. Lee

/s/ Michael Bozic                          Director, President and Chief
- -------------------------                  Executive Officer (Principal Executive        March 30, 1995
Michael Bozic                              Officer)


/s/ John G. Reen                           Director and Executive Vice President-
- -------------------------                  Chief Financial Officer (Principal            March 30, 1995
John G. Reen                               Financial Officer)


/s/ Susan E. Engel                         Director
- -------------------------
Susan E. Engel                                                                           March 30, 1995

/s/ Richard B. Loynd                       Director
- ------------------------
Richard B. Loynd                                                                         March 30, 1995

/s/ Norman S. Matthews                     Director
- ----------------------
Norman S. Matthews                                                                       March 30, 1995

/s/ James L. Moody, Jr.                    Director
- ------------------------
James L. Moody, Jr.                                                                      March 30, 1995

/s/ Kim D. Ahlholm                         Vice President-Controller (Principal
- ------------------------                   Accounting Officer)                           March 30, 1995
Kim D. Ahlholm


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